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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 29, 2007


                               H. J. HEINZ COMPANY
             (Exact name of registrant as specified in its charter)


      Pennsylvania                     1-3385                  25-0542520
(State of Incorporation)     (Commission File Number)       (I.R.S. Employer
                                                          Identification No.)

     600 Grant Street, Pittsburgh,                            15219
              Pennsylvania                                  (Zip Code)
(Address of principal executive offices)


                                  412-456-5700
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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                                    GENERAL

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached is H.J. Heinz Company's press release dated November 29, 2007 furnished herewith as Exhibit 99.1.

This press release presents the financial results of the Registrant and its business segments.

This press release presents the business measure of organic sales growth, which is defined as sales growth excluding the impact of acquisitions/divestitures and foreign currency exchange rates. This measure is utilized by senior management to provide investors with a more complete understanding of underlying sales trends by providing sales growth on a consistent basis.

Disclosed on Exhibit 99.1 is supplemental information regarding the calculation of the non-GAAP measure of organic sales growth in connection with the financial results for the second quarter and six months ended October 31, 2007.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits


Exhibit Number
(Referenced to
Item 601 of
Regulation S-K)                     Description of Exhibit
---------------                     ----------------------
99.1                                H.J. Heinz Company Press Release dated
                                    November 29, 2007

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        H.J. HEINZ COMPANY


                                        By  /s/ Arthur B. Winkleblack
                                           ----------------------------------
                                           Arthur B. Winkleblack
                                           Executive Vice President
                                           and Chief Financial Officer


Dated: November 29, 2007

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                                 EXHIBIT INDEX

Exhibit NO.                         Description
-----------                         -----------
99.1                                H. J. Heinz Company Press Release dated
                                    November 29, 2007